EXHIBIT 24

                             POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1996, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


      JULY 18, 1996                     /S/ RANDALL L. PEAT
                                        Randall L. Peat



































                             POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1996, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


      JULY 18, 1996                     /S/ STEPHEN C. WATERBURY
                                        Stephen C. Waterbury





































                             POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1996, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


      JULY 23, 1996                     /S/ GENE BLEDSOE
                                        Gene Bledsoe





































                             POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1996, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


      JULY 18, 1996                     /S/ JANE M. RIX
                                        Jane M. Rix





































                             POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1996, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


      JULY 18, 1996                     /S/ ALLEN F. PEAT
                                        Allen F. Peat





































                             POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1996, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


      JULY 18, 1996                     /S/ HARRY C. VORYS
                                        Harry C. Vorys





































                             POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1996, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


      JULY 18, 1996                     /S/ DOUGLAS A. PEAT
                                        Douglas A. Peat





































                             POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1996, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


      JULY 18, 1996                     /S/ RICHARD J. HOLLOMAN
                                        Richard J. Holloman





































                             POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint PAUL R. SYLVESTER his or her attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1996, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


          DATE                               SIGNATURE


      JULY 18, 1996                     /S/ MELVIN J. TRUMBLE
                                        Melvin J. Trumble